UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 20, 2005

WESTAR ENERGY, INC.

(Exact name of registrant as specified in its charter)

KANSAS	1-3523	48-0290150
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

818 South Kansas Avenue, Topeka, Kansas	66612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (785) 575-6300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

WESTAR ENERGY, INC.

Section 1. Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

As permitted by, and in order to comply with, Section 409A of the Internal Revenue Code, on December 20, 2005, our chief executive officer and president, James S. Haines, Jr. executed an amended and restated deferral election with respect to certain restricted share units held by him and the dividend equivalent rights associated with such restricted share units. The deferral election amends and supersedes the deferral election executed by Mr. Haines on December 2, 2004, which was disclosed on a Current Report on Form 8-K that was filed with the SEC on December 7, 2004, such that the dividend equivalents will not be paid on a deferred basis.

The foregoing summary is qualified in its entirety by reference to the text of the Restricted Share Unit Award Agreement previously filed with the SEC, the Deferral Election form filed as an exhibit to this report, and the Employment Letter, which is attached as an exhibit to our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2003.

Section 9. Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit 10.1	Deferral Election Form

Forward-looking statements: Certain matters discussed in this Current Report on Form 8-K are “forward-looking statements.” The Private Securities Litigation Reform Act of 1995 has established that these statements qualify for safe harbors from liability. Forward-looking statements may include words like we “believe,” “anticipate,” “expect,” “likely,” “estimate,” “intend” or words of similar meaning. Forward-looking statements describe our future plans, objectives, expectations or goals and are based on assumptions by the management of the Company as of the date of this document. If management’s assumptions prove incorrect or should unanticipated circumstances arise, the Company’s actual results could differ materially from those anticipated. These differences could be caused by a number of factors or combination of factors including, but not limited to, those factors described under the heading “Risk Factors” contained in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2005 as filed with the Securities and Exchange Commission. Readers are urged to consider such factors when evaluating any forward-looking statement, and the Company cautions you not to put undue reliance on any forward-looking statements. Any forward-looking statement speaks only as of the date such statement was made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement was made except as required by applicable laws or regulations.

The information contained in this report is summary information that is intended to be considered in the context of our SEC filings and other public announcements that we may make, by press release or otherwise, from time to time. We disclaim any current intention to revise or update the information contained in this report, although we may do so from time to time as our management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Westar Energy, Inc.

Date: December 22, 2005	By:	/s/ Larry D. Irick
	Name:	Larry D. Irick
	Title:	Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
Exhibit 10.1	Deferral Election Form